UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 19, 2021 (February 19, 2021)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On February 19, 2021, Prospect Capital Corporation (the “Company”) issued, in two separate offerings, $50,000,000 in aggregate principal amount of the Company’s 3.706% Notes due 2026 (the “Notes I”) and $25,000,000 in aggregate principal amount of the Company’s 3.706% Notes due 2026 (the “Notes II”). The offerings constitute further issuances of the 3.706% Notes due 2026 that the Company issued on January 22, 2021 in the aggregate principal amount of $325,000,000.
The Notes I were offered and sold in an offering that was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-236415) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated February 12, 2021 and a final prospectus supplement dated February 12, 2021.
The Notes II were offered and sold in an offering that was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-236415) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated February 17, 2021 and a final prospectus supplement dated February 17, 2021.
The Company expects to use the net proceeds of the offerings primarily for the refinancing of existing indebtedness, including but not limited to repayment of borrowings under its revolving credit facility. The Company intends to use the remainder of the net proceeds from the offerings, if any, to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.
Each of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, and Venable, special Maryland counsel to the Company, has issued opinions relating to the legality of the Notes I, copies of which are filed as Exhibit 5.1 and Exhibit 5.2, respectively, and the legality of the Notes II, copies of which are filed as Exhibit 5.3 and Exhibit 5.4, respectively, to this Report.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

5.1    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.2    Opinion of Venable LLP
5.3    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.4    Opinion of Venable LLP
23.1    Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
23.2    Consent of Venable LLP (included in Exhibit 5.2)
23.3    Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3)
23.4    Consent of Venable LLP (included in Exhibit 5.4)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and Chief Operating Officer
Date:  February 19, 2021

Index to Exhibits

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.2	Opinion of Venable LLP
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.4	Opinion of Venable LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3)
23.4	Consent of Venable LLP (included in Exhibit 5.4)

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